EXHIBIT 10.96
                                                                   -------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By:  /s/ Thomas A. Barr
     -------------------------
     Thomas A. Barr
     August 1, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Wayne Bernitt
    -------------------------
    Wayne Bernitt
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Paul Cartmell
    ---------------------------
    Paul Cartmell
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Bruce W. Bennett
    ---------------------------------
    Bruce W. Bennett
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Richard A. Diment
    ---------------------------
    Richard A. Diment
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:

Donald W. & Peggy M. Hampton Living Trust dtd 5/10/96


By: /s/ Donald W. Hampton & Peggy M. Hampton
    --------------------------------------------
    Donald W. Hampton & Peggy M. Hampton
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Gerry Harkins
    ----------------------------
    Gerry Harkins
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Jacson Long
    ---------------------
    Jacson Long
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Joe M. Hatfield
    ---------------------------
    Joe M. Hatfield
    August 1, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 A, B and C Promissory Notes dated May 15, 2006, May 24, 2006 and June 30, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Walter K. Hoch
    ----------------------
    Walter K. Hoch
    July 25, 2007